Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Income Statement [Abstract]
Revenue
Cost of Revenue
Cost of sales		5,111
Total cost of revenue		5,111
Gross loss		(5,111)
OPERATING EXPENSES:
General and administrative	37,947	51,226
Professional fees	97,596	49,334
Total operating expenses	135,543	100,560
LOSS FROM OPERATIONS	(135,543)	(105,671)
OTHER EXPENSE:
Interest expense	(37,405)	(36,653)
Total other expense	(37,405)	(36,653)
LOSS BEFORE INCOME TAXES	(172,948)	(142,324)
INCOME TAXES
NET LOSS	$ (172,948)	$ (142,324)
BASIC AND DILUTED LOSS PER COMMON SHARE	$ (0.15)	$ (0.12)
BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	1,172,544	1,172,544